UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 10, 2013

Norwood Financial Corp.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-28364	23-2828306
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

717 Main Street, Honesdale, Pennsylvania	18431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(570) 253-1455

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

NORWOOD FINANCIAL CORP.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events

On October 10, 2013, the Registrant announced the appointment of James F. Burke as Senior Vice President and Chief Lending Officer of the Registrant’s principal subsidiary, Wayne Bank. On October 10, 2013, the Registrant also announced that John F. Carmody had been appointed Senior Vice President and Chief Credit Officer.   For additional information, reference is made to the Registrant’s press release which is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits.  The following exhibits are furnished herewith:

Number	Description

99.1	Press Release, dated October 10, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORWOOD FINANCIAL CORP.

Date:	October 10, 2013	By:	/s/ William S. Lance
William S. Lance
Executive Vice President and Chief Financial Officer
(Duly Authorized Representative)